Exhibit 99.1

Annual Meeting of Shareholders May 19, 2020

2 Safe Harbor Statement This document contains certain forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." There are several factors that could cause actual results to differ significantly from expectations described in the forward - looking statements. For a discussion of such factors, please see Standard AVB Financial’s most recent reports on Form 10 - Q, 8 - K and 10 - K filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. Standard AVB Financial does not undertake any obligation to update the forward - looking statements made in this document.

An Overview of Standard AVB 3 Source: S&P Global Market Intelligence. In 2017, completed merger with Allegheny Valley Bancorp, Inc. for approximately $56.5 million. On May 25, 2018 rejoined Nasdaq and began trading on the Nasdaq Capital Market. Operates 17 full - service community banking offices throughout southwestern Pennsylvania and Western Maryland. The Bank’s market area has transitioned from heavy industry to more specialized industries and service providers, including: technology, health care, education, energy and finance. Local economic expansion driven by substantial medical investment (UPMC) and an influx of tech jobs and innovation (Google, Facebook, & Uber).

4 STND AVB Mission Statement The Mission of the Bank is to establish and maintain mutually beneficial long term relationships with customers, businesses, professionals and the communities we serve. We will do so by providing highly valued financial products and services while making a noticeable positive contribution to the social and economic well - being in the markets we serve.

5 Financial Highlights 2018 2019 3/31/2020 Total Assets $971,796 $984,387 $991,793 Total Loans $733,396 $717,847 $715,370 Total Deposits $717,874 $734,406 $729,536 Loans / Deposits 102.16% 97.75% 98.06% ROAA 0.90% 0.90% 0.46% ROATCE 8.95% 8.29% 4.29% Efficiency Ratio 65.33% 65.64% 66.66% Non-Performing Assets / Total Assets 0.33% 0.43% 0.32% Net Charge-Offs / Average Loans 0.04% 0.04% 0.03% Dollars in thousands.

$2,169 $2,098 $2,464 $2,075 $1,110 $0.46 $0.44 $0.53 $0.45 $0.24 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0 $1,000 $2,000 $3,000 $4,000 $5,000 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 Net Income EPS (Basic) $0.36 $1,684 Quarterly Net Income (EPS Basic) 6 Dollars in thousands. 2020Q1 Earnings impacted by the equity fair value adjustment related to the securities portfolio and additional provision due to COVID - 19. Adjusted for $674k pre - tax net equity securities fair value adjustment

7 Net Interest Margin Peer group detailed on page 31. 3.17% 3.18% 3.17% 3.12% 3.11% 2.99% 3.02% 3.79% 3.80% 3.67% 3.67% 3.74% 3.66% 3.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 STND NIM Peer Median NIM 62 bps 42 bps Reflects the impact of the U.S. Treasury yield curve. Intense pressure on the margin with increasing deposit costs and essentially flat pricing for loans.

8 Expense Control Consistent record of efficient operations. Emphasis remains on maximizing technology and efficiency of operations. 61.55% 65.33% 63.80% 63.60% 59.58% 65.64% 66.66% 68.98% 66.72% 65.95% 65.60% 65.65% 69.70% 71.92% 40.00% 50.00% 60.00% 70.00% 80.00% 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 STND Efficiency Ratio Peer Median Efficiency Ratio Peer group detailed on page 31.

9 Lending Strategy Continue to build strong, mutually beneficial and profitable customer relationships Deploy resources to expand commercial business and real estate loans Offer a full breadth of residential mortgage products and sell the majority of long term / fixed rate loans Loans sold in 2019 were $20 million and in 2020Q1 were $5.4 million Total gain on sale of mortgage loans from January 2019 to March 2020 was $373,000 Maintain solid credit quality

10 Loan Composition Detail 2018 3/31/2020 % Change 1-4 Family Residential and Construction $253,913 $228,809 (9.9%) CRE and Construction 308,775 330,246 7.0% HELOC and Lines of Credit 123,373 106,691 (13.5%) Commercial Business Loans 46,196 49,112 6.3% Other 1,139 512 (55.0%) Gross Loans & Leases $733,396 $715,370 (2.5%) Dollars in thousands.

1 - 4 Family Residential and Construction 32.0% CRE and Construction 46.2% HELOC and Lines of Credit 14.9% Commercial Business Loans 6.9% Other 0.1% Loan Composition Detail 11 3/31/2020 Source: Company documents and S&P Global Market Intelligence. Note: Data as of 3/31/20. 12/31/2018 1 - 4 Family Residential and Construction 34.6% CRE and Construction 42.1% HELOC and Lines of Credit 16.8% Commercial Business Loans 6.3% Other 0.2% CRE / TRBC: 157% CRE / TRBC: 155% Yield on Loans: 4.36% Yield on Loans: 4.25%

Asset Quality 12 Peer group detailed on page 31. STND’s asset quality remains strong and better than its peers. 0.34% 0.33% 0.43% 0.32% 1.08% 0.87% 0.64% 0.52% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/2017 12/31/2018 12/31/2019 3/31/2020 STND NPAs / Assets Peer Median NPAs / Assets

Loan Loss Reserve Coverage 13 Reserve coverage reflects the impact of the merger since AVB’s loan portfolio was marked - to - market. Reserve coverage relates only to the non - marked portion of the portfolio, which represents approximately 70% of total loan receivables outstanding. Additional Provision in 2020Q1 due to COVID - 19. 0.55% 0.60% 0.68% 0.75% 0.39% 0.37% 0.54% 0.37% 0.00% 0.25% 0.50% 0.75% 1.00% 12/31/2017 12/31/2018 12/31/2019 3/31/2020 LLR / Loans NPLs / Loans

14 Core Deposit Growth Consistently focused on building broader customer relationships and targeting small/medium sized business customers to increase core deposits. Dollars in millions. 69.5% 65.6% 66.6% 67.7% $0 $100 $200 $300 $400 $500 $600 $700 $800 12/31/2017 12/31/2018 12/31/2019 3/31/2020 Time Deposits Demand, Savings & Club Accounts $717.9 $734.4 $694.8 $729.5 30.5% 34.4% 33.4% 32.3%

Our Mission & Values Drive Our Response to COVID - 19 15 • Goal = Protect our Employees, Customers and Communities we serve • Immediate Work from Home Program • Separated key back office personnel into alternative work locations • Closed community banking office lobbies – Drive - thru only with customer appointments • As transaction volumes decreased, closed some community banking offices and limited hours in others • Implemented all workplace Social Distancing and Government required safety measures • Increased Communication: Board of Directors, Customers and Employees Response Plan

Our Mission & Values Drive Our Response to COVID - 19 16 • Fully Implemented Centers for Disease Control and Prevention (CDC) and PA Dept. of Health Guidelines for Workplace Safety and Families First Coronavirus (FFCR) Act • Established 10% bonus pay for employees not able to work from home • Initiated once a week lunch for employees at bank offices • Held Town Hall style meetings for all employees • Provided flexible scheduling and accommodations for staff with unique situations Employees

Our Mission & Values Drive Our Response to COVID - 19 17 • Established Plan for Consumer and Commercial Loan Payment Deferrals – Up to 90 Days • Offered Payroll Protection Program (PPP) loans ‒ Provided PPP loans for customers and non - customers • Significant outreach to commercial customers initiated by Relationship Managers • Increased ATM as well as PIN and Signature based debit card limits • Enhanced mobile deposit banking parameters by increasing both business and consumer limits • Web - site enhancement communicating programs and initiatives undertaken for customers • Doubled Associates allocated to our Customer Care Center Customers

Our Mission & Values Drive Our Response to COVID - 19 18 • Implemented early identification program for larger dollar credit exposures and high - risk industries • Updated qualitative factors in ALLL model • Implemented comprehensive plan for proactively monitoring and managing credit risk as a result of the COVID - 19 Pandemic • Participated in two rounds of PPP: ~360 loans approved, $40 million funded, and 4,600 jobs saved • Processed deferrals for approximately 20% of the total loan portfolio Credit

Type of Loan (1) Loans (#) Amount % of Total Loans Real Estate Rental and Leasing 1,255 $256,792 35.9% Construction 121 20,716 2.9 Accommodation and Food Services 41 20,306 2.8 Other Services (except Public Administration) 90 13,800 1.9 Health Care and Social Assistance 71 10,965 1.5 Manufacturing 31 8,906 1.2 Retail Trade 54 8,632 1.2 Public Administration 53 7,462 1.0 Finance and Insurance 32 6,900 1.0 Wholesale Trade 40 6,023 0.8 Other 214 18,856 2.6 Total 2,002 $379,358 53.0% CRE, Construction, & Commercial Loan Detail 19 Source: Company documents. Note: Data as of 3/31/20; Dollars in millions. (1) Loan types are based on the North American Industry Classification System (NAICS). The construction portfolio is very well diversified with no exposure in any NAICS loan category above $5.7 million. Additionally, the Bank had approximately $15.2 million in hotel and motel loans and $4.3 million in restaurant loans at March 31, 2020.

Real Estate Rental and Leasing Detail 20 Source: Company documents. Note: Data as of 3/31/20; Dollars in millions. (1) Loan types are based on the North American Industry Classification System (NAICS). Type of Loan Loans (#) Amount % of Total Loans Lessors or Residential Buildings and Dwellings 923 $133,663 18.7% Lessors of Nonresidential Buildings 209 93,321 13.0 Other Activities Related to Real Estate 47 7,887 1.1 Lessors of Mini warehouses and Self-Storage Units 15 5,907 0.8 Other General Government Support 8 5,574 0.8 All Other Real Estate Rental and Leasing 53 10,440 1.5 Total 1,255 $256,792 35.9%

Loan Deferrals Commercial Loan Portfolio Commercial Deferral Detail Total Outstanding Balance: $379 million $128 ( 33.8% ) $251 ( 66.2% ) Yes No Total Commercial Deferrals: $128 million Note: Data as of 5/9/20. Dollars in millions. Note: Forbearance requests require credit approval. 21 Real Estate Rental & Leasing $81 ( 63.0% ) Construction $12 ( 9.4% ) Accomodation & Food Services $14 ( 11.1% ) Other $21 ( 16.4% ) Loan Deferral: Residential Real Estate deferrals total $24 million or 7% of the Residential portfolio

Market Overview of Standard AVB 22 Source: S&P Global Market Intelligence; Market Cap in millions. Market data as of 5/14/2020. 1) Includes 5.63% of the shares of common stock outstanding owned by the ESOP. Stockholder Information (NASDAQ: STND) n Market Information Stock Price on 05/14/2020 $23.70 Total Market Cap $111.1 Tangible Book Value Per Share $24.34 Price/ Tangible Book 97% Price/ LTM EPS 12.5x Dividends Annualized Dividend / Share $0.88 Annual Dividend Yield 3.73% LTM Payout Ratio 46.53% Ownership Institutional (at least) 32.9% Insider (1) 15.0%

2017 2018 2019 3/31/2020 Dividends Per Share $0.77 $0.88 $0.88 $0.22 Annual Dividend Yield 2.57% 2.96% 2.86% 4.18% Common Shares Outstanding 4,790,687 4,812,991 4,689,354 4,659,649 Enhancing Shareholder Value 23 Note: Financial data is presented for Standard’s fiscal year ended December 31 for each respective year; Dollars in millions. 1) Stock repurchase plan temporarily suspended on 3/19/2020. 2) All Q1 ’20 capital ratios per bank level filings, except tangible equity / tangible assets per holding company financials. 3) Capital in excess of capital ratios inclusive of fully phased - in Basel III capital requirements. ► Since 2019, we have repurchased 182,489 shares at an average share price of $26.61 Q1 ‘20 Capital Ratios ADEQUATE + FULLY PHASED - IN BASEL III BUFFER REQUIREMENTS 8.5% 10.5% 4.0% 17.1% 18.0% 11.8% 11.7% TIER 1 CAPITAL TOTAL CAPITAL LEVERAGE TANG EQUITY / TANG ASSETS $54 $77 $61 EXCESS CAPITAL (3) (2) (1)

$23.70 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 STND Stock Price Chart Since IPO 24 Source: S&P Global Market Intelligence. As of 5/14/20. October 6, 2010 – May 14, 2020 Announced Merger with Allegheny Valley Bancorp Rejoined Nasdaq May 25, 2018 Market Tumble Amid Coronavirus

(39.1%) (21.0%) (50.0%) (40.0%) (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% 30.0% KBW Bank Index STND STND Relative Index Chart Since 1/1/18 25 Source: S&P Global Market Intelligence. As of 5/14/20. Market Tumble Amid Coronavirus

Looking Ahead 26 As agreed to in the merger agreement between Standard and AVB, effective July 1, 2020, Tim Zimmerman will be stepping down as CEO and Andy Hasley will be promoted to President and CEO. Mr. Zimmerman will remain a director of the company and will serve as Senior Executive Vice President and Chief Operating Officer. Mr. Hasley will remain a director of the company. Our immediate focus is on the COVID - 19 pandemic. We will continue to ensure that our Employees, Customers, and Community are safe and that their needs are being met. We remain committed to our strategic business plan. Focusing on three key metrics: Profitability Expense Control Asset Quality We remain focused on building long - term shareholder value.

Dedication to Giving Back We are committed to making a noticeable , positive contribution to the social and economic well - being in the markets we serve. In 2019, Standard Bank associates donated hours of service with local organizations.

Big Brothers Big Sisters
Standard Charitable Foundation
December 3, 2019
Big Brothers Big Sisters
$7,500.00
Seven thousand five hundred dollars
HOMELESS CHILDREN'S EDUCATIO FUND
Standard Charitable Foundation
Homeless Children Education Fund



Standard Charitable Foundation



2019 Donations = **$161,500** to **26 local** non-profits

Big Brothers Big Sisters - Laurel Region
Bloomfield-Garfield Corporation
CASA of Westmoreland
Catholic Youth Association
Education Partnership
Evergreen Heritage Center Foundation
Habitat for Humanity - Allegany County

Habitat for Humanity - Allegany County
HEARTH
Homeless Children's Education Fund
Hyndman-Londonderry Lions Club
Mon Valley Initiative
Mt. Pleasant VolunTeer Fire Department
Operation Warm

Pennies from Heaven
Pittsburgh Community Reinvestment Group (PCRG)
PowerLink
Reading is FUNdamental, Pittsburgh
Sampson Family YMCA
Sarah Heinz House

Stoneybrook Foundation
Strong Women Strong Girls, Pittsburgh
Union Mission of Latrobe
Veteran's Place of Washington Boulevard
Westmoreland County Food Bank
YMCA of Greensburg

…and the winner is… 2019 Community Leadership Award Presented by PACB This award was presented for the dedication to local non - profits through the Standard Charitable Foundation. 2019 IMPACT Award Presented by PACB This award was presented to Standard Bank for making a noticeable difference in a local community. Standard Bank and the Standard Charitable Foundation have joined forces with local leadership professionals to help PowerLink, originally based in Allegheny County (Pittsburgh), set up a new chapter in neighboring Westmoreland County.

QUESTIONS & ANSWERS

Appendix: Standard Peer Data

Standard AVB Financial Corp.

- Includes select banks and thrifts with assets between $700 million and $2.5 billion.
  - Banks & Thrifts include peers identified by Standard

Institution	Ticker	City, State	Total Assets
Orrstown Financial Services, Inc.	ORRF	Shippensburg, PA	$2,388
ACNB Corporation	ACNB	Gettysburg, PA	2,180
Citizens & Northern Corporation	CZNC	Wellsboro, PA	2,168
Penns Woods Bancorp, Inc.	PWOD	Williamsport, PA	1,689
First United Corporation	FUNC	Oakland, MD	1,461
CB Financial Services, Inc.	CBFV	Carmichaels, PA	1,313
Prudential Bancorp, Inc.	PBIP	Philadelphia, PA	1,267
SB Financial Group, Inc.	SBFG	Defiance, OH	1,134
Emclaire Financial Corp	EMCF	Emlenton, PA	944
Severn Bancorp, Inc.	SVBI	Annapolis, MD	857
First Capital, Inc.	FCAP	Corydon, IN	831
Bank of the James Financial Group, Inc.	BOTJ	Lynchburg, VA	746
Fauquier Bankshares, Inc.	FBSS	Warrenton, VA	727
Average			**$1,362**
Median			**$1,267**

Source: S&P Global Market Intelligence as of the most recent reported quarter; Pro forma for pending or recently completed acquisitions; Dollars in millions.

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